UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  May 26, 2005
(Date of earliest event reported)



                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                       333-118843               36-4514369
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                         Identification No.)

   201 North Tryon Street, Charlotte, North Carolina                 28255
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code           (704) 387-8239
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
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On May 26, 2005, Banc of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Banc of America Alternative Loan Trust 2005-5 Mortgage Pass-Through Certificates, Series 2005-5, Class 1-CB-1, Class 1-CB-2, Class 1-CB-3, Class 1-CB-4, Class 1-CB-5, Class 1-CB-6, Class 1-CB-7, Class 1-CB-R, Class 2-CB-1, Class 3-CB-1, Class 4-CB-1, Class 5-CB-1, Class 5-CB-2, Class 5-CB-3, Class CB-IO, Class CB-PO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $199,275,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated May 26, 2005, among the Registrant, Bank of America, N.A., as servicer ("BANA"), and Wells Fargo Bank, N.A., as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2005-5, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,012,939.00 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.99% undivided interest in a trust (the "Trust"), consisting principally of five pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the related Pool Distribution Amount is sufficient therefor.

Elections will be made to treat the Trust as three separate REMICs for federal income tax purposes (the "Lower-Tier REMIC," "Middle-Tier REMIC" and "Upper-Tier REMIC" and each a "REMIC"). The Class 1-CB-1, Class 1-CB-2, Class 1-CB-3, Class 1-CB-4, Class 1-CB-5, Class 1-CB-6, Class 1-CB-7, Class 1-CB-R, Class 2-CB-1, Class 3-CB-1, Class 4-CB-1, Class 5-CB-1, Class 5-CB-2, Class 5-CB-3, Class CB-IO, Class CB-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and each IO Component and each PO Component will be treated as "regular interests" in the Upper-REMIC and the Class 1-CB-R Certificate will be treated as the "residual interest" in the Upper-Tier REMIC, Middle-Tier REMIC and "Lower-Tier REMIC, respectively.

ITEM 9.01     Financial Statements and Exhibits
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(c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
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      (4) Pooling and Servicing Agreement, dated May 26, 2005, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A., as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE
                                         SECURITIES, INC.


May 26, 2005

                                   By: /s/ Judy Lowman
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                                      Name: Judy Lowman
                                      Title:    Vice President

                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (4)                      Pooling and Servicing Agreement,    E
                            dated May 26, 2005 among Banc of
                            America Mortgage Securities,
                            Inc., Bank of America, N.A. and
                            Wells Fargo Bank, N.A., as
                            trustee.